UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2024

Brookfield Oaktree Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(Address of principal executive offices, including zip code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Oaktree Capital Group, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On July 1, 2024, an internal reorganization (the “2024 Restructuring”) was effected whereby, among other things, the General Partner of Oaktree Capital I, L.P. (“Oaktree Capital I”) was changed from Brookfield OCM Holdings II, LLC to Oaktree Capital I GP, LLC, a newly formed subsidiary of Oaktree Capital Holdings, LLC, pursuant to the entry by Oaktree Capital I and the other parties thereto into the Sixth Amended and Restated Limited Partnership Agreement of Oaktree Capital I (the “New Cap I LPA”). In connection with the execution of the New Cap I LPA, Brookfield Oaktree Holdings, LLC (the “Company”) confirmed its approval of and consent to the replacement of the General Partner of Oaktree Capital I in accordance with Section 8.07(a) of the Fifth Amended and Restated Limited Partnership Agreement of Oaktree Capital I. The foregoing description of the New Cap I LPA is qualified in its entirety by reference to the full text of the New Cap I LPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Also in connection with the 2024 Restructuring, (i) Brookfield OCM Holdings II, LLC remains a limited partner of Oaktree Capital I and retains its economic interest therein, (ii) Oaktree Capital Group Holdings, L.P. continues to hold all of the Class B common units of the Company and retains its right to designate members of the Board of Directors of the Company (the “Board”) and (iii) Brookfield Corporation continues to indirectly hold all of the Class A common units of the Company and retains its right to designate members of the Board. The 2024 Restructuring did not have an economic impact on the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Sixth Amended and Restated Limited Partnership Agreement of Oaktree Capital I, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BROOKFIELD OAKTREE HOLDINGS, LLC

By:	/s/ Daniel D. Levin
Name:	Daniel D. Levin
Title:	Chief Financial Officer and Secretary

Date: July 1, 2024